Exhibit 10.2

Eduardo Avello Concha
Notary Public
Orrego Luco 053 Phone 3334727
Providencia

  Digest: 3442-2915

  OT      759823

LOAN CONTRACT AND PLEDGE WITHOUT TRANSFER OF POSSESSION

BBL SpA

Li3 ENERGY INC.,

In Santiago, Chile, on February 3, 2015, before me, Eduardo Avello Concha, Title Holding Notary Public of the Twenty-Seventh Public Notary of Santiago, with trade activity at Calle Orrego Luco 0153 of the district of Providencia, appears: One) BBL SpA, company incorporated in Chile, of the investment trade activity, Single Taxing No. 66.319.337-3, which is duly represented herein jointly by Mr. ANDRÉS LAFUENTE DOMÍNGUEZ, Chilean, married, business administration mayor, National Identification No. 10,771,410-3, and by Mr. FRANCISCO JAVIER BARTUCEVIC SÁNCHEZ, Chilean, married, attorney, National Identification No. 10,567,206-3, all with residence at Rosario Norte No. 100, Oficina 403, District of Las Condes, Santiago, Chile, hereinafter called "BB1" or the "Lender"; Two) Li3 ENERGY INC., company incorporated under the laws of the State of Nevada of the United States of America, of the mineral production and trading activity, Single Taxing No. 59,176,370-9, which appears duly represented herein by its General Manager and CEO Mr. LUIS FRANCISCO SÁENZ ROCHA, Bolivian, married, economist, Passport No. 2,233,208 issued by the Republic of Bolivia, both with legal residence for these purposes in this city, Marchant Pereira No. 150, Oficina 802, District of Providencia, hereinafter indistinctly called as "Li3" or the "Debtor"; all those appearing before me of legal age, who credit their identify with the aforementioned identification cards and expound that they have agreed as follows: ONE: Loan. Between BBL and Li3, a loan contract or loan of money in conformance with what is provided for in Law No. 18,010 and articles 2,196 and those that follow of the Civil Code is entered into through this instrument hereinafter the Loan Contract. Consequently BBL delivers in this act as loan the sum of US$ 200,000 through bank transference according to the following instructions: Beneficiary: Li3 energy, Inc; Account No.: 2,535,817,858; Bank: BBVA Compass; ABA#: 62,186, SWIFT Code: CPASUS 44 – The debtor declares to have received such sum to its most sincere and total satisfaction and is forced to pay in a full manner and in a single time on August 3, 2016. TWO: The loan will be on-sight, i.e., the debtor is forced to return the sum received upon the sole requirement by the Creditor or Lender, which will be able to be carried out at any time starting from this date, without detriment to the time period established in the prior clause. THREE: The sum received in loan must be returned by Li3 to BBL in US Dollars, accruing an interest rate of 8.5% annually. FOUR: Destination of the Loan. Express evidence is left herein that the Loan will be allocated by the debtor for the payment of the company’s operational debts.

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Eduardo Avello Concha
Notary Public
Orrego Luco 053-Phone 3334727
Providencia

FIVE: Through this act and in conformance with the provisions contained in Article 14 of Law 20,190 and its regulation, Li3 comes to constitute a pledge without transfer of possessions with a general guarantee clause of faithful, full and timely compliance, of all and each one of the obligations of the debtor in favor of the creditor and that whether directly or indirectly are related to the loan referred to in the previous clauses, as well as similarly the payment of costs accrued from its eventual judicial or extrajudicial collections, over two nominative, subscribed and paid shares, without nominal value, of a same and only series of shares of the Company Sociedad Minera Li Energy SpA which is title holder of, closely-held stock company incorporated by public deed granted in Santiago before the Notary Public of Santiago Mr. Patricio Zaldívar Mackenna dated June 16, 2010, whose extract was inscribed in the Trade Register of Santiago on Page 31,270 No. 21,535 and published in the Official Gazette on June 25, 2010, Single Taxing No. 76,102,972- K share that is not issued and figures registered on behalf of the debtor in the Shareholders Register of the Company. SIX: Similarly Li3 is forced not to have available, lease, levy or transfer at any deed the shares given in pledge unless the Creditor authorizes to do so in writing. The Parties agree that according to what has been provided for in Title II, Article 11, of Article 14 of Law 20,190 that the shares given in pledge cannot be replaced, transformed or transferred all or a part of them, without the prior written consent of the Creditor. SEVEN: The Creditor hereby declares that it accepts the pledge and prohibitions constituted by this instrument and the other stipulations and obligations contracted by the pledging debtor through this instrument. The pledging debtor will be able to claim raising the pledge, whether totally or partially and prohibitions that are constituted by this instrument, while it has not given full and total compliance of all and each one of the obligations that the debtor holds with the creditor.

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Eduardo Avello Concha
Notary Public
Orrego Luco 053-Phone 3334727
Providencia

EIGHT: Li3 declares that the shares that are delivered in pledge belong to it as the only and exclusive owner that are not subject to subsequent conditions, price balances, embargos, litigation, prohibitions, encumbrances or other limitations to the property that limit or encumber the use, enjoyment and provision; that there are also no privileges or rights of third parties that could be executed with preference to the guarantee constituted by this deed. NINE: Li3, is forced to notify the creditor, through a certified letter addressed to its residence stating in the appearance, all embargos, seizure, significant loss or significant impairment, that the pledged shares have suffered, within the first five working banking days following the occurrence of the fact; similarly, the constituent is forced to make known the existence of the pledge that is accounted for in this instrument, the creditor that establishes later embargo over the pledged good, according to the same procedure and within the same time period referred to in this clause. TEN: The parties agree that in the non-payment of any of the obligations guaranteed with this pledge or of any other that the debtor will have with the creditor, as well as the debtor’s bankruptcy or insolvency, or non-compliance of any of the obligations taken on by the constituent of the pledge in this instrument, or rather if the constituent has incurred in falseness or omission regarding any of the data or background information contained in this deed, or the constituent company does not have or has lost the property of any of the pledged goods, grants faculties to the creditor to make demandable all the obligations that are guaranteed by this guarantee, whatever their origin, maturity date or amount, consequently, the creditor being able to make effective all the credits over the constituted pledge. In case that any of the goods that are pledged in this act were embargoed at any time by a third party and the creditor is called on for the purposes of exercising their right, the creditor is granted the faculty to immediately request the advanced payment of a sum equal to the commercial value of the appraisal of the action pledged with the embargo.

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Eduardo Aveno Concha
Notary Public
Orrego Luco 053-Phone 3334727
Providencia

This payment must be carried out by the constituent company within the ten days following the requirement that the creditor makes in writing. In case that the constituent debtor does not make the advanced payment upon the creditor’s complete satisfaction, within the time period established herein above, it will be granted the faculty to make demandable all the obligations that are backed by this guarantee, whatever their origin, maturity date or amount, the creditor, being able to make effective all credits over the constituted pledge, expired or pending maturity that the debtor company has in regards to the creditor. ELEVEN: This pledge and prohibition will benefit the creditor and the rights that are granted could be exercised by the same, or by those who have the capacity as creditors or assignees ones or the others, and who will surrogate legally or conventionally in their rights. All successors or assignees and those who surrogate legally or conventionally in the rights, will have against the constituting company the same rights and benefits that this deed grants to the creditor, considering as such for all legal and contractual purposes that were to be effective. It is expressly agreed to that the creditor will be able to assign to third parties, the credits that this pledge guarantees, jointly with such guarantee. TWELVE: Li3 will not be able to have available the shares constituted in pledge to be transferred in the Stock Exchange, factory, fair, auction house, store, warehouse or any other analogue establishment in which the property is sold of the same class, without the creditor’s prior and written authorization. If the creditor were to do so without this authorization, it will be able to make demandable all the obligations that the constituent company has in favor of the creditor, which will be understood to be of an expired time period for all legal effects and will be accrued from this point on at the maximum interest allowed by law, in conformance with Article Seventeen of Article Fourteen of Law 20,190. THIRTEEN: The debtor will be in charge of all the custody expenses, preservation and maintenance of the pledge, as well as also expenses, taxes, public notary rights and inscription of the registers that were to correspond and those derived from the public supplementary deeds that could be necessary to grant in order to clarify, rectify or modify this instrument. THIRTEEN: The creditor and the debtor came to confer irrevocable mandate to the attorneys Messrs. Francisco Bartucevic Sánchez and Mirco Hilgers Gutschendies so that both acting jointly and in representation of the parties subscribe the public and private instruments that were necessary to clarify, rectify or supplement in this public deed, solely in what relates to the individualization of the shares forming this pledge. FOURTEEN: For all the purposes of this instrument, the parties appearing in this legal act constitute residence in the District of Santiago and submit to the competence of its Regular Courts of Law. FIFTEEN: Li3comes in this act to grant irrevocable mandate to Mr. Patrick Alberto Cussen Mackenna, National Identification No. 4,779,235-5, bearing residence at Avenida Américo Vespucio Sur 80, Piso 11, Las Condes, Santiago, for the purposes so that they can be validly notified on the execution of this debt and pledge constituted in favor of the debtor up to the definite sentence that is decreed in the respective cause, not being able to alter the name and faculties of this agent without the prior acceptance of the creditor. SIXTEEN: The bearer of a legalized copy of this deed or of an authorized extract of the same to require all inscriptions, sub-inscriptions and notations that proceed for the complete legalization of the pledge that is constituted by this instrument. The legal capacity of Mr. Luis Francisco Sáenz Rocha to represent Li3 Energy Inc., is evident in this private instrument granted dated January 27, 2014 in the city of Nueva York, United States of America and authorized on the same date before the Notary Public of New York, which is duly legalized. The legal capacity of Mr. Andres Lafuente Domínguez and Mr. Francisco Bartucevic Sánchez to represent BBL SpA is evident in public deed granted in Santiago before the Notary Public Mr. Eduardo Avello Concha dated September 5, 2013. In evidence and prior to reading, the people appearing before me subscribe. A copy is given.

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Eduardo Aveno Concha
Notary Public
Orrego Luco 053-Phone 3334727
Providencia

IN WITNESS THEREOF.

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THIS IS A FAITHFUL COPY OF THE ORIGINAL

Santiago, April 13, 2015